Others, Net	12 Months Ended
Dec. 31, 2024
Others, Net [Abstract]
Others, Net
15. Others, Net

	For the year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Government grants	87,468	32,786	12,036
Fair value changes of short-term investments	2,477	1,049	1,250
Impairment of long-term investments	(10,300)	(43,740)	—
Income/(Loss) from equity method investments	462	(3,130)	(11,170)
Foreign exchange gains/(losses)	4,051	3,108	(2,445)
Loss from lease termination	(1,168)	(551)	(1,785)
Donation	(5,450)	(914)	(409)
Others	3,905	(186)	4,108

Total	81,445	(11,578)	1,585

Government grants mainly refers to the input VAT super-credit. Pursuant to the China’s VAT reform, from April 1, 2019 to December 31, 2022, general tax payers engaged in providing production and daily life services, are allowed to claim an additional 10% or 15% super-credit on their input VAT (with the 15% rate applicable from October 1, 2019), and from January 1, 2023 to December 31, 2023, general tax payers engaged in providing production and daily life services, are allowed to claim an additional 5% or 10% super-credit on their input VAT.
The Group recognized impairment losses on long-term investments of RMB10,300, RMB43,740 and nil for the years ended December 31, 2022, 2023 and 2024, respectively, due to unsatisfied financial performance of certain investees, which engaged in education or technical support services, with no obvious upturn or potential financial solutions in the foreseeable future.